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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 19, 2005
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               (Date of Report - Date of Earliest Event Reported)

                       FIRST CASH FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-19133                                       75-2237318
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    (Commission File Number)                   (IRS Employer Identification No.)

             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
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          (Address of principal executive offices, including zip code)

                                 (817) 460-3947
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

First Cash Financial Services, Inc. has issued a press release announcing its financial results for the three month and six month periods ended June 30, 2005. The Company's press release dated July 19, 2005 announcing the results is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information provided in this Item 2.02 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

    99.1 Press Release date July 19, 2005 announcing the Company's financial results for the three month and six month periods ended June 30, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 19, 2005                        FIRST CASH FINANCIAL SERVICES, INC.
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                                             (Registrant)


                                             /s/R. DOUGLAS ORR
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                                             R. Douglas Orr
                                             Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit Number      Document
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99.1                Press release dated July 19, 2005.

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